Exhibit 10.153

PREPARED BY AND AFTER RECORDING RETURN TO: Clifton M. Dugas, II Foley & Lardner, LLP 2021 McKinney Ave., Suite 1600 Dallas, Texas 75201 4881-3419-1110.2 ASSUMPTION OF NOTE, MORTGAGE AND OTHER LOAN DOCUMENTS THIS ASSUMPTION OF NOTE, MORTGAGE AND OTHER LOAN DOCUMENTS (this “Agreement”) is effective as of the _____ day of January, 2022, by and among LF3 FARGO MED, LLC, a Delaware limited liability company, 1635 43rd Street S, Suite 205, Fargo, ND 58103, and LF3 FARGO MED TRS, LLC, a Delaware limited liability company, 1635 43rd Street S, Suite 205, Fargo, ND 58103 (collectively, “Borrower”), whose address is 644 Lovett S.E., Suite B, Grand Rapids, MI 49506, and LEGENDARY A-1 BONDS, LLC, a Delaware limited liability company (“Lender”), whose address is 1635 43rd Street S, Suite 205, Fargo, ND 58103. RECITALS: A. Agassiz Hospitality LLC, a South Dakota limited liability company (“Original Borrower”) is the owner of that certain real property with a 90-room hotel business known as the Hampton Inn & Suites Fargo Medical Center, thereon located at 4776 Agassiz Crossing South, Fargo, ND 58104, as more particularly described on Exhibit A (the “Property”). Original Borrower is the borrower under a $7,174,991.75 loan (the “Loan”) from Lender, evidenced by an Amended and Restated Promissory Note, dated October 4, 2021 in the original principal amount of $7,174,991.75 made by Original Borrower to Lender (the “Original Note”) and secured by (i) that certain Commercial Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of October 4, 2021, recorded on October 29, 2021 in the Official Property Records of Cass County, North Dakota as Document No. 1649884 (the “Mortgage”), and (ii) that certain Assignment of Leases and Rents, dated as of October 4, 2021, recorded on October 29, 2021 in the Official Property Records of Cass County, North Dakota as Document No. 1649885 (the “ALR”). B. Borrower has requested Lender to consent to the conveyance of the Property to Borrower and to Borrower’s assumption of the liabilities and obligations of Original Borrower under the Loan including the Note, the Mortgage and the ALR, and Lender has agreed to such conveyance of the Property and assignment of the Loan on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

4881-3419-1110.2 1. Recitations. The foregoing recitations are true, complete and correct and are herein incorporated by reference. 2. Assumption. Original Borrower has conveyed the Property to Borrower subject to the terms and conditions of the Note and the lien and security interest created by the Mortgage and the ALR. Subject to the terms and conditions set forth herein, Borrower hereby assumes the obligations of Original Borrower under the loan documents evidencing the Loan, including without limitation, the Note, the Mortgage, the ALR, and all other documents evidencing or securing the Loan (collectively, the “Loan Documents”), and agrees to pay the Note in accordance with its terms and to keep, observe and perform all of the covenants, agreements and obligations of “Borrower” under the Loan Documents according to their terms. Borrower hereby acknowledges and Lender hereby confirms that the principal balance due and owing on the Note as of the date hereof is of $7,198,709.08. 3. Consent. Lender, by its execution hereof, consents to the conveyance of the Property to Borrower in consideration of the assumption by Borrower of all obligations of Original Borrower under the Loan Documents. 4. Documentary Stamp and Intangibles Tax. Borrower shall indemnify, defend and hold Lender (and its successors and assigns) harmless from and against any and all losses, liabilities, damages, expenses, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, reasonable attorney’s fees and disbursements of Lender’s counsel) in connection with any claims by the North Dakota Office of State Tax Commissioner or other third party that additional documentary stamp tax, transfer tax, or intangibles tax are due in connection with the conveyance of the Property, the assumption of the Note and/or the execution and delivery of this Agreement or any other documents executed by Borrower and Lender in connection with the assumption of the Loan Documents. 5. Governing Law. The parties hereto agree that this Agreement shall be governed by and construed in accordance with the laws of the State of North Dakota. 6. Binding Upon Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns. 7. Headings. The headings of the articles, sections and subsections of this Agreement are for convenience and reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof. 8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one agreement. It shall not be necessary for the same counterpart to be signed by all of the parties in order for this instrument to be fully binding upon any party signing at least one counterpart. 9. WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND UNCONDITIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THE LOAN DOCUMENTS, AND ANY CLAIM OR DEFENSE ASSERTING THAT THE LOAN DOCUMENTS WERE FRAUDULENTLY INDUCED OR ARE OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS AGREEMENT.

IN WITNESS WHEREOF, this Agreement has been duly executed effective as of the day and year first above written. STATE OF NORTH DAKOTA COUNTY OF CASS § § § Title: Manager ss. Personally came before me this I ?i day of January, 2022, by Norman H. Leslie, Manager of Legendary - A-1 Bonds, LLC, a Del aware limited liability company, o ehalf o ,said limited liability company. JENNIFER MOUM Notary Public Slate of North Dakota • M � C,�T mi � ,i ?� Explres April 25, 2022 1 My Commission Expires: "r; \ :Z5 1 .Ztrz:2- STATE OF NORTH DAKOTA COUNTY OF CASS § § § Notary Pub c in d or the State of l\o<±"'" D"'-� Printed N e o otary Public: < H'K'\c,i \0:: \-'l.ov'VV'- ss. Personally came before me this \?, day of January, 2022, by Corey R. Maple, Manager of Legendary A l Bonds, LLC, a Delaware limited liability company, on, half of aid limited liability company. . } ./;1 JENNIFER MOUM Notary Public Stale of North Dakota My Commission Expires April 25, 2022 My Commission Expires: fr?,,-; \ '2. ':, i 'Y> z -z_ NotaryP Printed - V � an for the State of No{-YV'- '1;:;,,,'kh::, Notary Public: r'\ov.VV\. Signature Page to Assumption of Note, Mortgage and Other Loan Documents 4881-3419-1110.2 /s/ Norman Leslie /s/ Corey Maple /s/ Jennifer Moum /s/ Jennifer Moum

/s/ Sam Montgomery /s/ Jennifer Moum

/s/ Sam Montgomery /s/ Jennifer Moum

Exhibit A 4881-3419-1110.2 EXHIBIT A TO ASSUMPTION OF NOTE, MORTGAGE AND OTHER LOAN DOCUMENTS Legal Description of Property Tax Parcel No. 01-6610-00704-000 Property Address: 4776 Agassiz Crossing S, Fargo, ND 58104